AZZ Inc. Q2 FY2022 Earnings Release Presentation October 12, 2021

Q2 FY2022 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward- looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q2 FY2022 EARNINGS PRESENTATION Q2 FY2022 Segment Performance Update Total Q2 FY2022 Sales: $216.4 million Segment Updates Metal Coatings Segment $129.6 Infrastructure Solutions Segment $86.8 • Sales up over prior year, on strong demand from agriculture, recreation, solar, bridge and highway, and OEM end markets • Sales of over $257 million YTD, up 9.0% versus prior year • Overall segment sales flat due to: - protracted COVID disruptions in some international markets - SMS divested in 3rd quarter of last year • Electrical platform sales, bookings and backlog up over same quarter, prior year, on growing demand • Replacing China backlog with domestic orders 3 10.7% vs. Q2 FY2021 0.6% vs. Q2 FY2021

Q2 FY2022 EARNINGS PRESENTATION Sales Net Income Diluted EPS Q2 FY2022 Summary - Consolidated $203.4 $216.4 FY2021 FY2022 +6.4% • Higher Metal Coatings segment sales • Price realization • Electrical demand continues to grow • Metal Coatings strength • Businesses benefitting from realignment actions taken in prior year • Q2 FY 2021 adjustments included restructuring and impairment of $18.7 million, offset by tax benefits of $(3.9) • Improved earnings across platforms • Lower interest expense from lower rate financing in prior year • Share repurchases continue in FY2022 +46.3% (a) In $ millions, except per share amounts 4 -$1.8 $13.0 $18.9 FY2021(r) FY2021(a) FY2022 -$0.07 $0.49 $0.76 FY2021 (r) FY2021(a) FY2022 Legend: (r) – Reported (a) – Adjusted +55.1% (a)

Q2 FY2022 EARNINGS PRESENTATION Q2 FY2022 Segment Results – Metal Coatings • Segment sales up 10.7% from prior year quarter, driven by strong growth in several end markets including solar, agriculture, bridge and highway, and OEM • Overall segment operating margins of 24.4%, compared to 23.0% in the prior year a result of price, mix, and operational excellence • Increased costs in Galvanizing (zinc, labor, acid, energy) were offset by operating efficiencies, productivity and value pricing In $ millions except percentages Sales $117.0 $129.6 FY2021 FY2022 10.7% Operating Income 17.3%Key Statistics FY2021 Sales Organic Acquisitions FY2022 Sales $117.0 $129.6 $2.3 $10.3 Segment Summary: 5 $15.6 $26.9 $31.6 FY2021(r) FY2021(a) FY2022 Operating Margin 13.3% 23.0% 24.4% FY2021(r) FY2021(a) FY2022 140 bps Legend: (r) – Reported (a) – Adjusted

Q2 FY2022 EARNINGS PRESENTATION Q2 FY2022 Segment Results – Infrastructure Solutions • Backlog increasing on stronger U.S. domestic bookings as the Electrical Platform replaces China backlog • Q2 sales, excluding SMS divestiture, were up 4.3% • Electrical sales improved from same quarter, prior year, across many business units, including bus • Operating income benefitted from restructuring costs taken in the same quarter, prior year, related to COVID-driven downturn and slow oil and gas sector In $ millions except percentages Key Statistics FY2021 Book to Ship 1.03 to 1 Segment Summary: FY2022 Book to Ship 1.07 to 1 FY 2021 Sales $86.3 FY2022 Sales $86.9 6 Sales $86.3 $86.8 FY2021 FY2022 +0.6% Operating Income +129.6% Operating Margin +460 bps -$4.3 $3.1 $7.0 FY2021(r) FY2021(a) FY2022 -5.0% 3.5% 8.1% FY2021(r) FY2021(a) FY2022 Legend: (r) – Reported (a) – Adjusted

AZZ
Q2 FY2022 EARNINGS PRESENTATION

FY2022 – Updated Full Year Financial Guidance

In millions, except for EPS

	Previous Range	Updated Range
Sales	$855-935	$865 - $925
Earnings Per Share	$2.65- $3.05	$2.90 - $3.20

Key Drivers:

Metal Coatings:

- Volume/mix and steel availability for customers
- Ability to realize price as production costs increase

Infrastructure Solutions:

- Refining end-market showing improvement
- Orders for Electrical equipment strengthening
- Managing labor availability

Corporate:

- Tax rate changes, and our ability to recognize planned tax savings in FY2022
- Continued low interest rate environment
- Opportunistically repurchasing shares

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Q2 FY2022 EARNINGS PRESENTATION Q2 FY2022 Consolidated Results In $ millions, except for EPS and percentages Q2 FY 2022 Q2 FY 2021 Reported Q2 FY 2021 Adjusted % Change, vs. Prior Year (a) Sales $216.4 $203.4 $203.4 6.4% Gross Profit $55.1 $46.1 $46.1 19.6% Gross Margin 25.5% 22.7% 22.7% 280 bps Operating Profit $26.5 $0.7 $19.3 37.1% Operating Margin 12.3% 0.3% 9.5% 280 bps EBITDA $36.6 $12.0 $30.7 19.1% Net Income $19.0 $(1.8) $13.0 46.3% Diluted EPS $0.76 $(0.07) $0.49 55.1% Diluted Shares Outstanding 25,135 26,175 26,175 -3.9% 8 Legend: (r) – Reported (a) – Adjusted

Q2 FY2022 EARNINGS PRESENTATION FY 2022 Year-to-date Cash Flow Highlights In $ millions, except for percentages YTD FY 2022 YTD FY 2021 (a) YTD FY 2021 (r) Cash flows used in operating activities $37.8 $32.2 $32.2 Less: Capital Expenditures $(13.1) $(19.3) $(19.3) Free Cash Flow $24.7 $12.9 $12.9 Net Income $41.3 $3.8 $18.5 Free Cash Flow / Net Income 59.8% 339.5% 69.7% Acquisition of Subsidiaries, net of cash acquired $0.0 $0.0 $0.0 Dividends $8.5 $8.9 $8.9 Share Repurchases $21.2 $6.4 $6.4 9 Legend: (r) – Reported (a) – Adjusted

AZZ
Q2 FY2022 EARNINGS PRESENTATION

Capital Allocation Focused on Growth

In $ millions

Q2 2022 Capital Deployment


$5.1
$0.0
$15.0
$4.3
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

Growth

Capital Expenditures
- Safety, Health and Environmental
- Facility maintenance
- Product/technology growth initiatives
- $5.1M in quarter; $14.0M YTD
- Full year estimate $35.0M

Acquisitions
- No year-to-date acquisitions
- Active portfolio of opportunities

Shareholder Return

Share Repurchases
- Repurchased $15.0 million in outstanding common stock in the quarter and $21.2 million year to date

Dividends
- Approved second quarter FY2022 dividend

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Q2 FY2022 EARNINGS PRESENTATION 11 Metal Coatings Segment  Fabrication activity remains solid for Q3; some customers experiencing intermittent steel shortages. Active hurricane season in gulf states having some effect on customers  Zinc cost in our kettles continues to rise Infrastructure Solutions Segment  Industrial platform • Fall turnaround season underway; Craft deployed - opportunity of increased scope of work from some sites • Pandemic-related travel constraints persist in some international markets  Electrical platform • Continued focus on sales/front end effectiveness and operations improvements • Order intake consistent, and improving Corporate  Continue to monitor cash flow, customer credit, expenses and ensure effective capital deployment Key Indicators

Q2 FY2022 EARNINGS PRESENTATION • The previously announced board-led strategic review of our portfolio and capital allocation is complete • With respect to strategic alternatives for AIS, we continue to explore a small number of specific opportunities with the expectation that AZZ will become a focused metal coatings company • Infrastructure Solutions is focused on operational performance to its FY2022 Plan • Specialty Welding will grow through leveraging the international footprint and improved North American turnarounds, offering the best customized welding technology • Electrical businesses will continue to focus on improving profitability through business process alignment, and on market growth • Long term strategy to continue to grow Metal Coatings organically and with a robust acquisition program, while targeting sustainable 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in Galvanizing and Surface Technologies Strategic Direction 12

Q&A

Appendix and Additional Information

Q2 FY2022 EARNINGS PRESENTATION • In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 15

Q2 FY2022 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA 16 In millions Consolidated Q2 FY 22 Consolidated Q2 FY 21 GAAP Net Income $19.0 $(1.8) Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $1.7 $2.5 Income Tax Expense $4.9 $(0.1) Depreciation and Amortization Expense $11.0 $11.4 Total Adjustments $17.6 $13.8 Non-GAAP EBITDA $36.6 $12.0 Legend: (r) – Reported (a) – Adjusted Current Year vs. Prior Year As Reported Fiscal 2021 (prior year) As Reported to As Adjusted $(millions) except share information As Reported Adjustment F/N As Adjusted Sales $ 203.4 $ 203.4 Gross Profit 46.1 46.1 Gross Margin 22.7% 0.2 SG&A 44.2 17.5 (1) 26.7 Loss on Sale 1.2 1.2 (2) - Operating Profit 0.7 19.3 Operating Margin 0.3% 9.5% Other (income) / expense, net 0.1 0.1 Interest 2.5 2.5 Tax (0.1) (3.9) (3) 3.8 Net Income (1.8) 13.0 Diluted shares outstanding 26,175 26,175 Diluted EPS $ (0.07) $ 0.49 Deprreciation and Amortization 11.4 11.4 EBITDA 12.0 30.7 Footnotes: (1) - Impairments of $17.5M include $10.1M in the Metal Coatings SEgment and $7.4M in the Infrastructure Solutions Segment. (2) - $1.2M relates to the Metal Coatings Segment loss on the disposal of the GalvaBar (3) - $3.9M tax adjustment is the tax benefit of the $18.7M in disposals and impairments.